Item 26(h)(xxi)(c)

AMENDMENT No. 2

TO

PARTICIPATION AGREEMENT

Amendment No. 2 dated as of April 23, 2010 to the Participation Agreement (the "Agreement"), dated as of May 1, 2007, between TRANSAMERICA LINE INSURANCE COMPANY; TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY; MONUMENTAL LIFE INSURANCE COMPANY (each as the "Insurance Company"), on its own behalf and on behalf of its separate accounts; COLUMBIA FUNDS VARIABLE INSURANCE TRUST (the "Fund"); COLUMBIA MANAGEMENT ADVISORS, LLC (the "Adviser"); and COLUMBIA MANAGEMENT DISTRIBUTORS, INC. (the "Distributor").

WHEREAS, the Insurance Company, the Fund, the Advisor and Distributor heretofore entered into a Participation Agreement dated May I, 2007, with regard to separate accounts established for variable life insurance and/or variable annuity contracts offered by the Insurance Company;
and

WHEREAS, the Insurance Company, the Fund, Adviser, and Distributor desire to amend Schedule A to the Agreement in accordance with the terms of the Agreement.

NOW THEREFORE, in consideration of past and prospective business relations, the parties hereby amend the Agreement as follows:

1. Schedule A to the Agreement is deleted in its entirety and replaced with the attached amended Schedule A.

2. All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative effective as of the date specified above.

TRANSAMERICA LIFE INSURANCE COMPANY	TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
By: /s/ Steven R. Shephard	By: /s/ Steven R. Shephard
Title: Vice President	Title: Vice President

MONUMENTAL LIFE INSURANCE COMPANY	COLUMBIA FUNDS VARIABLE INSURANCE TRUST
By: /s/ Steven R. Shephard	By: /s/ Steven T. Welsh
Title: Vice President	Title: Vice President

COLUMBIA MANAGEMENT DISTRIBUTORS, INC.	COLUMBIA MANAGEMENT ADVISORS, LLC
By: /s/ Beth Brown	By: /s/ Beth Brown
Title: Vice President	Title: Vice President

AMENDED SCHEDULE A
CONTRACTS/DESIGNATED PORTFOLIOS
Insurance Company Contracts	Portfolios
Transamerica Life Insurance Company
• Separate Account VA P, under the marketing names	Columbia Funds Variable Insurance Trust – Class A • Columbia Mid Cap Value Fund, Variable Series
"Transamerica Opportunity Builder" and "Transamerica	• Columbia Small Cap Value Fund, Variable Series
Traditions"
• Separate Account VA L, under the name "Transamerica	• Columbia Mid Cap Value Fund, Variable Series
Preferred Advantage Variable Annuity"	• Columbia Small Cap Value Fund, Variable Series
• Separate Account VA S, under the name the marketing	• Columbia Small Cap Value Fund, Variable Series
name "Huntington Allstar Select"	• Columbia Strategic Income Fund, Variable Series
• Separate Account VA K, under the marketing name	• Columbia Asset Allocation Fund, Variable Series
"Retirement Income Builder IV"	• Columbia Large Cap Value Fund, Variable Series
• Columbia Small Company Growth Fund, Variable Series

• Columbia Mid Cap Value Fund, Variable Series
• Separate Account VA F, under the name "Premier Asset	• Columbia Small Cap Value Fund, Variable Series
Builder Variable Annuity"	• Columbia Strategic Income Fund, Variable Series
• PFL Corporate Account One, under the marketing names	• Columbia Asset Allocation Fund, Variable Series
"Advantage V Variable Universal Life Policy," and	• Columbia Federal Securities Fund, Variable Series
"Advantage VI Variable Universal Life Policy"	• Columbia International Fund, Variable Series
• Columbia Large Cap Growth Fund, Variable Series
• Columbia Large Cap Value Fund, Variable Series
• Columbia Mid Cap Value, Variable Series
• Columbia S&P 500 Index Fund, Variable Series
• Columbia Select Large Cap. Growth Fund, Variable Series

• Columbia Select Opportunities Fund, Variable Series
• Columbia Small Cap Value Fund, Variable Series
• Columbia Small Company Growth Fund, Variable Series

• Columbia Strategic Income Fund, Variable Series
• Columbia Value and Restructuring Fund, Variable Series

• Separate Account VA-5 under the marketing name	• Columbia Small Company Growth Fund, Variable Series
"Distinct Assetsm Variable Annuity"
• Transamerica Corporate Account Sixteen under the	• Columbia Asset Allocation Fund, Variable Series
marketing name Advantage X Variable Universal Life	• Columbia Federal Securities Fund, Variable Series
Policy	• Columbia International Fund, Variable Series
• Columbia Large Cap Growth Fund, Variable Series
• Columbia Large Cap Value Fund, Variable Series
• Columbia Mid Cap Value, Variable Series
• Columbia S&P 500 Index Fund, Variable Series
• Columbia Select Large Cap Growth Fund, Variable Series

Insurance Company Contracts	Portfolios
Transamerica Life Insurance Company
• Transamerica Corporate Account Sixteen under the marketing name Advantage X Variable Universal Life	Columbia Funds Variable Insurance Trust – Class A
Policy (Continued)	• Columbia Select Opportunities Fund, Variable Series
• Columbia Small Cap Value Fund, Variable Series
• Columbia Small Company Growth Fund, Variable Series

• Columbia Strategic Income Fund, Variable Series
• Columbia Value and Restructuring Fund, Variable Series

• Columbia Small Company Growth Fund, Variable Series

Monumental Life insurance Company
• Separate Account VA CC, under the name "Advisor's	Columbia Variable Insurance Trust – Class A Shares
Edge® Variable Annuity"
• Columbia Small Company Growth Fund, Variable Series

Transamerica Financial Life Insurance Company
• Separate Account VA-5NLNY, under the marketing name	Columbia Funds Variable Insurance Trust – Class A
"Distinct Assets° Variable Annuity	Shares
• Columbia Small Company Growth Fund, Variable Series

• TFLIC Separate Account VNY under the name	• Columbia Small Company Growth Fund, Variable Series
"Advisor's Edge® NY Variable Annuity"
• TFLIC Separate Account C under the name "Advisor's	• Columbia Small Company Growth Fund, Variable Series
Edge Variable Annuity"